                                SECOND AMENDMENT TO
                    FIRST AMENDED AND RESTATED CREDIT AGREEMENT

     THIS SECOND AMENDMENT TO FIRST AMENDED AND RESTATED CREDIT AGREEMENT (this "Second Amendment") is made and dated as of July 21, 1998, to be effective as of May 30, 1998, among THE TODD-AO CORPORATION, a Delaware corporation (the "Borrower"), the banks party hereto (the "Banks"), BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION, as administrative agent for such Banks (in such capacity, the "Administrative Agent") and as Issuing Bank (in such capacity, the "Issuing Bank"), and amends that certain First Amended and Restated Credit Agreement dated as of October 20, 1997 among Borrower, the Banks, the Administrative Agent and the Issuing Bank, as amended by a First Amendment to First Amended and Restated Credit Agreement dated as of April 16, 1998 (as so amended, the "Agreement").

                                      RECITAL

     The Borrower the Banks, the Administrative Agent and the Issuing Bank desire to amend the Agreement on the terms and conditions specified herein.

     NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereby agree as follows:

     1. TERMS. All terms used herein shall have the same meanings as in the Agreement unless otherwise defined herein. All references to the Agreement shall mean the Agreement as hereby amended.

     2. AMENDMENTS. The Borrower, the Banks, the Administrative Agent and the Issuing Bank hereby agree to amend the Agreement as follows:

     2.1 Section 1.1 of the Agreement (Terms) is amended by deleting the definition of "Tangible Net Worth."

     2.2 Section 2.3(k) of the Agreement (Letter of Credit fee) is amended by deleting "the average daily maximum" wherever it appears and inserting "the actual daily maximum" in lieu thereof.

     2.3 Section 2.8(a) of the Agreement (Commitment fee) is amended by deleting "the average daily amount" wherever it appears and inserting "the actual daily amount" in lieu thereof.

     2.4 Section 7.10 of the Agreement is amended and restated in its entirety as follows:

          "7.10 MINIMUM NET WORTH. Permit the net worth of Borrower and its Subsidiaries on a consolidated basis at any time to be less than the sum of
     (a) $54,000,000 plus (b) 50% of Borrower's consolidated net income for each fiscal quarter (without deduction for any net loss) commencing with the Fiscal Quarter ending

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

     subsequent to May 31, 1998, plus (c) 100% of the net proceeds received by Borrower or any of its Subsidiaries from the issuance of equity by Borrower or any Subsidiary. For purposes of this covenant net worth shall be equal to shareholders' equity of Borrower and its Subsidiaries on a consolidated basis, determined in accordance with Generally Accepted Accounting Principles."

     2.5 Paragraph II of Schedule 2 to Exhibit B to the Agreement (Compliance Certificate) is amended and restated in its entirety as follows:

     "II. SECTION 7.10 - MINIMUM NET WORTH.

          A.   Net Worth (shareholder's equity on a consolidated
               basis):                                            $____________

          B.   50% of consolidated net income computed on a
               cumulative basis for each of the elapsed fiscal
               quarters ending after May 31, 1998 (no deduction
               for quarterly losses):                             $____________

          C.   100% of net proceeds of any equity issued after the
               Closing Date:                                      $____________

          D.   Total (Lines II.B + C + $54,000,000):              $____________

          MINIMUM REQUIREMENT:  LINE II.A TO BE GREATER THAN LINE II.D"

     3. REPRESENTATIONS AND WARRANTIES. The Borrower represents and warrants to the Banks, the Administrative Agent and the Issuing Bank that, on and as of the date hereof, and after giving effect to this Second Amendment:

     3.1 AUTHORIZATION. The execution, delivery and performance of this Second Amendment have been duly authorized by all necessary corporate action and this Second Amendment has been duly executed and delivered by the Borrower.

     3.2 BINDING OBLIGATION. This Second Amendment is the legally valid and binding obligation of the Borrower, enforceable in accordance with its terms against the Borrower, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors rights generally or by equitable principles relating to enforceability.

     3.3 NO LEGAL OBSTACLE TO AGREEMENT. Neither the execution of this Second Amendment, the making by the Borrower of any borrowing under the Agreement, nor the performance of the Agreement has constituted or resulted in or will constitute or result in a breach of the provisions of any material contract to which the Borrower is a party, or the violation of any law, judgment, decree or governmental order, rule or regulation applicable to the Borrower, or result in the creation under any agreement or instrument of any security interest, lien, charge, or encumbrance upon any of the assets of the Borrower. No approval or authorization of any governmental authority is required to permit the execution, delivery or performance by the Borrower of this Second Amendment, the Agreement, or the transactions contemplated hereby or thereby, or the making of any borrowing under the Agreement.

     3.4 INCORPORATION OF CERTAIN REPRESENTATIONS. The representations and warranties set forth in Section 5 of the Agreement are true and correct in all respects on and as of the date hereof as though made on and as of the date hereof.

     3.5 DEFAULT. No Default or Event of Default under the Agreement has occurred and is continuing.

     4.   MISCELLANEOUS.

     4.1 EFFECTIVENESS OF THE AGREEMENT; COUNTERPARTS. Except as hereby expressly amended, the Agreement shall remain in full force and effect, and is hereby ratified and confirmed in all respects. This Second Amendment may be executed in any number of counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument. This Second Amendment shall become effective as of May 30, 1998 upon each of the Borrower, the Majority Banks, the Administrative Agent and the Issuing Bank signing a copy hereof, whether the same or counterparts, and delivering the same to the Administrative Agent.

     4.2 WAIVERS. This Second Amendment is specific in time and in intent and does not constitute, nor should it be construed as, a waiver of any other right, power or privilege under the Agreement, or under any agreement, contract, indenture, document or instrument mentioned in the Agreement; nor does it preclude any exercise thereof, nor shall any future waiver of any right, power, privilege or default hereunder, or under any agreement, contract, indenture, document or instrument mentioned in the Agreement, constitute a waiver of any other default of the same or of any other term or provision.

     4.3 JURISDICTION. This Second Amendment, and any instrument or agreement required hereunder, shall be governed by and construed under the laws of the State of California.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the date first written above.


                                   THE TODD-AO CORPORATION,
                                   A DELAWARE CORPORATION

                                   By:
                                       -----------------------------------
                                             W. R. Strickley
                                        Senior Vice President and
                                          Chief Financial Officer

(Signatures continue)


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

                                        BANK OF AMERICA NATIONAL TRUST
                                        AND SAVINGS ASSOCIATION, AS
                                        ADMINISTRATIVE AGENT

                                        By:
                                           -----------------------------------
                                                  Janice Hammond
                                                  Vice President

                                        BANK OF AMERICA NATIONAL TRUST
                                        AND SAVINGS ASSOCIATION, AS ISSUING BANK
                                        AND A BANK

                                        By:
                                           -----------------------------------
                                                  Matthew Koenig
                                                  Vice President

                                        UNION BANK OF CALIFORNIA, N.A.

                                        By:
                                           -----------------------------------
                                        Name:
                                             ---------------------------------
                                        Title:
                                           -----------------------------------


                                        SOCIETE GENERALE

                                        By:
                                           -----------------------------------
                                        Name:
                                             ---------------------------------
                                        Title:
                                           -----------------------------------

                                        SANWA BANK CALIFORNIA

                                        By:
                                           -----------------------------------
                                        Name:
                                             ---------------------------------
                                        Title:
                                           -----------------------------------

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

                               CONSENT OF GUARANTORS

     The undersigned Guarantors, as party to the Subsidiary Guaranty dated as of October 20,1997, hereby consent to the foregoing Second Amendment to Second Amended and Restated Credit Agreement dated as of even date herewith and confirm that the Subsidiary Guaranty remains in full force and effect to each of them after giving effect thereto and represent and warrant that there is no defense, counterclaim or offset of any type or nature under the Subsidiary Guaranty.

     Dated as of July 21, 1998

                              TODD-AO STUDIOS EAST INC.
                              TODD-AO VIDEO SERVICES
                              TODD-AO STUDIOS
                              TODD-AO STUDIOS WEST
                              TODD-AO HD, INC.
                              TODD-AO EUROPE HOLDING COMPANY
                                LIMITED
                              TELE CINE CELL GROUP PLC

                              By
                                 -----------------------------------
                                        J.R. DeLang
                                        Vice President


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